                                                                    Exhibit 99.2

                                    DELAWARE
                                 The First State


         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "APACHE CORPORATION", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF DECEMBER, A.D. 2003, AT 8:40 O'CLOCK P.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.





                                     [Seal]

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State
0482215     8100                         AUTHENTICATION:  2818031

030811848                                             DATE:  12-16-03

       State of Delaware
      Secretary of State
   Division of Corporations
Delivered 08:40 PM 12/16/2003
   Filed 08:40 PM 12/16/2003
 SRV 030811848 - 0482215 FILE


                           CERTIFICATE OF ELIMINATION
                                       OF
                            SERIES C PREFERRED STOCK
                                       OF
                               APACHE CORPORATION


APACHE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Certificate of Designations, Preferences and Rights with respect to the Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C (the "Series C Preferred Stock") was filed in the office of the Secretary of State of the State of Delaware on May 13, 1999. None of the authorized shares of Series C Preferred Stock are outstanding and none will be issued.

SECOND: That at a meeting of the Board of Directors of APACHE CORPORATION held by telephone on December 16, 2003, resolutions were duly adopted setting forth the proposed elimination of all reference to the Series C Preferred Stock from the Restated Certificate of Incorporation, as set forth herein:

         WHEREAS: By resolution of the Board of Directors of the Company and by a Certificate of Designations, Preferences and Rights filed in the office of the Secretary of State of the State of Delaware on May 13, 1999 (the "Certificate of Designations"), the Company authorized the issuance of a series of preferred stock consisting of 140,000 shares, no par value, designated as the Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C (the "Series C Preferred Stock"), and established the voting powers, designations, preferences, and relative, participating, and other rights, and the qualifications, limitations, or restrictions thereof; and

         WHEREAS: All 140,000 shares of such Series C Preferred Stock were issued by the Company on May 18, 1999, and all 140,000 shares of such Series C Preferred Stock were reacquired by the Company or converted into shares of the Company's Common Stock on or before May 15, 2002; and

         WHEREAS: As of the date hereof, no shares of such Series C Preferred Stock are outstanding and no shares of such Series C Preferred Stock will be issued subject to said Certificate of Designations; and

         WHEREAS: It is desirable that all matters set forth in the Certificate of Designations with respect to such Series C Preferred Stock be eliminated from the Company's Restated Certificate of Incorporation, as heretofore amended.

         NOW, THEREFORE, BE IT AND IT HEREBY IS

         RESOLVED: That all matters set forth in the Certificate of Designations with respect to such Series C Preferred Stock be eliminated from the Company's Restated Certificate of Incorporation, as heretofore amended; and

         FURTHER RESOLVED: That the officers of the Company be, and hereby are, severally authorized and directed to file a certificate with the office of the Secretary of State of the State of Delaware setting forth a copy of these resolutions whereupon all matters set forth in the Certificate of Designations with respect to such Series C Preferred Stock shall be eliminated from the Company's Restated Certificate of Incorporation, as heretofore amended.

THIRD: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, all reference to the Series C Preferred Stock is hereby eliminated from the Restated Certificate of Incorporation.

IN WITNESS WHEREOF, said APACHE CORPORATION has caused this certificate to be signed by Roger B. Plank, its Executive Vice President and Chief Financial Officer, this 16th day of December, 2003.

                                             APACHE CORPORATION


                                             By /s/ Roger B. Plank
                                                --------------------------------
                                                Roger B. Plank
                                                Executive Vice President and
                                                Chief Financial Officer

ATTEST:

/s/ Cheri L. Peper
------------------------------------
Cheri L. Peper
Corporate Secretary